WISDOMTREE DIGITAL TRUST

(the “Trust”)

WisdomTree Short-Term Treasury Digital Fund (WTSYX)

WisdomTree 3-7 Year Treasury Digital Fund (WTTSX)

WisdomTree 7-10 Year Treasury Digital Fund (WTSTX)

WisdomTree Long-Term Treasury Digital Fund (WTLGX)

WisdomTree Floating Rate Treasury Digital Fund (FLTTX)

WisdomTree TIPS Digital Fund (TIPSX)

WisdomTree 500 Digital Fund (SPXUX)

(each, a “Fund” and collectively, the “Funds”)

Supplement dated May 16, 2023

to the currently effective

Statutory Prospectus (the “Prospectus”) and Statement of Additional Information (“SAI”) for each Fund

Effective June 6, 2023, the Trust, on behalf of each Fund, and WisdomTree Digital Management, Inc., the investment adviser to each Fund (the “Adviser”), following approval by the Board of Trustees of the Trust, shareholder approval with respect to each Fund, and applicable shareholder notice, contractually agreed to amend the management fee for each Fund payable under the Investment Advisory Agreement from 0.00% to 0.05% per annum. Accordingly:

•	Under the section entitled “Fees and Expenses of the Fund” in each Fund’s Prospectus, the following information replaces the current information:

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. The fees are expressed as a percentage of the Fund’s average net assets. You may pay other fees, such as brokerage commissions and other fees to intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.05%[1]
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.05%[1]

1 “Other Expenses” are based on estimated amounts for the current fiscal year.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$5	$16

•	Under the section entitled “Management of the Fund – Investment Adviser” in each Fund’s Prospectus and under the section entitled “Management of the Trust – Investment Adviser” in each Fund’s SAI, the “Management Fee” and “Management Fee Rate”, respectively, for each Fund is hereby revised from 0.00% to 0.05%.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE